SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant         (X)
Filed by a Party other than the Registrant     (  )

Check the appropriate box:
(  )     Preliminary Proxy Statement
(  )     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)    Definitive Proxy Statement
(  )     Definitive Additional Materials
(  )     Soliciting Material under Section 240.14a-12

LAS VEGAS GAMING, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)           No fee required
(  )            Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)   Title of each class of securities to which transaction applies:
    2)   Aggregate number of securities to which transaction applies:
    3)   Proposed maximum aggregate value of transaction:
    4)   Total fee paid:

( )    Fee paid previously with preliminary materials.
( )    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

Dear Shareholder:

Included in this mailing is a multitude of information concerning our annual meeting and golf tournament. As you have probably noticed, the meeting is much later this year - November instead of May. We delayed the meeting because we believed we would have more news to tell you in November. We were right! Great strides have been made in our business; we have many new employees for you to meet; and, we are hoping for better weather for our 3 rd annual LVGI golf tournament.

For those of you who haven’t attended our annual meeting before, the schedule of events begins with a round of golf (scramble format) in the morning, followed by a delicious lunch, and then a brief meeting with an unstructured question and answer period at the end. Come on out on the 12 th of November and join us for fun and an opportunity to learn more about the Company in which you have invested.

Two pages included in this package need your prompt attention. The second page needs to be filled out and sent back if you are going to attend the meeting. The Proxy page needs to be filled out and returned by everyone . It is extremely important that all of you vote. Each year, as our shareholder base grows and we become more dispersed, it gets tougher to have the quorum needed to transact the business of our Company. Please help by filling out the Proxy page and returning it to us as soon as possible. If you know of any shareholders who have not received this letter, please ask them to call our office with their new address.

The cost to participate in the golf tournament is $100.00 per person. This may appear a little high, but we don’t want our Company to fund a golf tournament until we are turning a profit. If you plan to play in the tournament and/or attend the meeting, please fill out and return the following page, along with your Proxy.

Las Vegas Gaming, Inc. Annual Meeting
Spanish Trail Golf & Country Club
5050 Spanish Lane
Las Vegas, NV 89113

I will attend, play golf, and stay for lunch :
___ people for golf            ___ people for lunch

Name: ____________________________________________
Handicap __________

Name: ____________________________________________
Handicap __________

I need rental clubs for ____ golfers (each set rents for $40.00)

Each golf foursome will be made up of an A, B, C and D player. Players will be paired according to handicaps unless you have requested to play with a spouse.

Will play with spouse:                    (list name)

Please return this page with a check for $100.00 per golfer ($140.00 if renting clubs) to Las Vegas Gaming Inc. 4065 W. Mesa Vista Ave. Ste E. Las Vegas NV 89118.

Sorry, I will not attend the tournament, meeting, or lunch:    _____

I will attend meeting and lunch, but not play golf .
___ people for lunch.

If you have any questions, please call or e-mail Ron Guetersloh at 702-873-3851 or gueter@lvgi.com.

/s/  Russell R. Roth

Russell R. Roth
President and CEO

Las Vegas Gaming, Inc.
PROXY

Annual Meeting of Shareholders
November 12, 2003
PROXY

The undersigned appoints Russell Roth of Las Vegas Gaming, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Las Vegas Gaming, Inc., to be held November 12, 2003 beginning at 1:00 p.m., Pacific Standard Time, at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]        Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.    For the election of the following three nominees as directors of the Company, to serve until the next annual meeting or until their successors are elected and qualified: Russell R. Roth, Michael Cane and Richard Irvine.

FOR Nominees     NOT FOR Nominees
[_]         [_]

2.    To confirm the appointment of Piercy, Bowler, Taylor and Kern as the Company’s auditors.

FOR Appointment     NOT FOR Appointment
[_]         [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                     Dated: ________________, 2003

___________________________            ___________________________

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY.

Las Vegas Gaming, Inc.
3120 South Rainbow Blvd. Suite 204
Las Vegas, NV 89146
Telephone (702) 733-9703

____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
November 12, 2003
___________________________________________________

TO THE SHAREHOLDERS OF LAS VEGAS GAMING, INC.:

The annual meeting of the shareholders of Las Vegas Gaming, Inc. will be held at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, on November 12, 2003, at 1:00 p.m. Pacific Standard Time, for the following purposes:

  To elect three directors to serve until the next annual meeting or until their successors are elected and qualified;

  To confirm the appointment of Piercy, Bowler, Taylor and Kern as auditors for the Company;

  To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on September 12, 2003 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

        BY ORDER OF THE BOARD OF DIRECTORS,

                    /s/ Russell R. Roth

        RUSSELL R. ROTH, President

Las Vegas, Nevada
September 12, 2003
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE LAS VEGAS GAMING THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

Las Vegas Gaming, Inc.
3120 South Rainbow Blvd. Suite 204
Las Vegas, NV 89146
Telephone (702) 733-9307
________________________________________________

PROXY STATEMENT
________________________________________________

For the Annual Meeting of Shareholders
To be held November 12, 2003

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LAS VEGAS GAMING OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Las Vegas Gaming, Inc. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, on November 12, 2003, at 1:00 p.m. Pacific Standard Time, to elect four directors to serve until the next annual meeting or until their successors are elected and qualified and to confirm the appointment of the accounting firm of Piercy, Bowler, Taylor & Kern as the Company’s auditors.

Management knows of no other business that may properly come before the meeting. The above matters require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about September 12, 2003.

RECORD DATE; SOLICITATION OF PROXIES
The board of directors of Las Vegas Gaming has fixed the close of business on September 12, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 6,686,955 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock with voting rights.

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In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Las Vegas Gaming and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Las Vegas Gaming will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Las Vegas Gaming will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Las Vegas Gaming has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Las Vegas Gaming will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Las Vegas Gaming’s proxies and related materials may be directed in writing to Russell Roth, at 3120 South Rainbow Blvd. Suite 204, Las Vegas, Nevada 89146.

VOTE REQUIRED AND VOTING

In order to obtain shareholder approval, fifty percent (50%) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the three candidates receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election.

You may vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the named nominees for the board of directors identified herein. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

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REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Las Vegas Gaming an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

ELECTION OF DIRECTORS

Three directors are to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.
NOMINEES

The following sets forth information regarding each nominee.

            All Positions                     Years/Mos. Served
            And Offices                    as Director
Name                                      with LVGI                                                                     Age                      of the Company

Russell Roth                             President, Chief Executive                                                56                          5 years, 6 months
                                               Officer, CFO & Director

Richard Irvine                          Director                                                                            61                          2 years, 9 months

Michael Cane                          Director                                                                            48                          2 years, 4 months

_______________________________________________

Russell R. Roth. Mr. Roth has been President, Chief Executive Officer, Chief Financial Officer and Chairman of the Company since April 1998. From January 1995 until December 1999, Mr. Roth had been the feature writer, editor and co-owner of the Las Vegas Investment Report and has managed portfolios for a few select individuals. From September 1994 to April 1996, Mr. Roth served as

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President of National Investment & Tax Managers, Inc. From January 1987 to April 1993, Mr. Roth served as Chief Financial Officer of Sotheby's Holdings, Inc., an art auction company. At Sotheby's Holdings, Inc., Mr. Roth spearheaded the Company's initial public offering in 1988. From 1983 to 1986, Mr. Roth served as Chief Financial Officer of Cessna Aircraft Company where Mr. Roth coordinated a successful merger of the Company with General Dynamics Corp. From 1974 to 1983, Mr. Roth served in various financial capacities for Rockwell International and the Bendix Corporation. Mr. Roth received his Bachelors of Science in Economics from the University of Kansas in 1968 and his Masters of Business Administration from the University of Michigan in 1973. He serves on the Board of directors Legal Access Technologies, Inc. Legal Access Technologies is a public reporting company traded on the Over-The-Counter Bulletin Board.

Rich Irvine . Mr. Irvine has been a director of Las Vegas Gaming since January 14, 2001. Mr. Irvine is currently Vice President of Sales for A.C. Coin, a gaming company headquartered in Atlantic City, New Jersey. Mr. Irvine was Executive Vice President of Planning and Development for GameTech from February 1999 through November 2001. Mr. Irvine was President and Chief Operating Officer of Mikohn Gaming Corporation from July 1995 until September 1998. He had served on the Mikohn’s corporate Board of Directors since it became a publicly traded company in late 1993. From 1993 to 1995 Mr. Irvine was Senior Vice President – Marketing and Entertainment for Boomtown, Inc., a Reno-based owner and operator of casino properties in Verdi, Nevada; Las Vegas, Nevada; Biloxi, Mississippi; and New Orleans, Louisiana. From 1991 to 1993 he was Vice President of Marketing for worldwide Walt Disney attractions. His first entry into the gaming industry came as Executive Vice President Worldwide Sales and Marketing for International Game Technology (IGT), a leading manufacturer of gaming machines. During his four-year tenure, IGT’s revenues tripled. Mr. Irvine was co-founder of Aurora Productions. During an eight-year stint there, he was Executive Producer of such films as Heart Like a Wheel , Secret of Nihm and Eddie and the Cruisers, and also the Broadway show The Suicide . He also served as President and Chief Operating Officer of Straight Arrow Publishing, owners of Rolling Stone Magazine and as Executive Vice President of Unicorn/ Sovaminco, a U.S. – (former) U.S.S.R. joint venture. He began his career in media sales for Time, Inc. (now Time Warner) after attending the University of Southern California.

Michael Cane. Mr. Cane became a director of Las Vegas Gaming on July 5, 2001. From May of 1989 to June of 2001, Mr. Cane was the President and Chief Executive Officer of Tele-Lawyer, Inc., a Nevada Corporation that was acquired in an exchange agreement with Legal Access Technologies, Inc., a publicly reporting company, headquartered in Las Vegas, Nevada. At that time, Mr. Cane became the Chairman of the Board and CEO of Legal Access Technologies and continues to act in that capacity. Mr. Cane also maintains a law practice limited to Securities Law in Las Vegas, Nevada with six other attorneys, under the name Cane & Company, LLC. Mr. Cane attended the University of California, Irvine where he graduated top in his class and received a B.A. degree in Economics (June 1975). He then went on to receive his Jurist Doctor degree from the University of Southern California School Of Law in May of 1978, also receiving high honors. Among these honors were Order of the Coif, Phi Beta Kappa, Summa Cum Laude, Dean's Honor List, Who's Who in American Colleges and Universities, Recipient of Three University of Southern California Scholarships, The American Jurisprudence Award in Constitutional Law and member of the University of Southern California Law Review. He is a licensed member of the Nevada, Washington, California and Hawaii State Bars, the U.S. Tax Court and maintains Real Estate Broker licenses in Nevada, California and Hawaii. During the past three decades, Mr. Cane has been a Partner with the Newport Beach Law firm of Wellman and Cane, an Associate Professor of Business Law at the University of Hawaii, Chairman of the Department of Financial Economics and Institutions at the

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University of Hawaii, College of Business, a Professor of law at Whittier College School of Law and Western State University School of Law and has published articles on a broad range of legal topics, including Corporate Takeovers, Tax Sheltered Investments, The Tax and Economic Benefits Of Structured Personal Injury Settlements, Equity And Forfeitures In Contracts For The Sale Of Land, Default Under An Agreement Of Sale, The Flat Tax System, and Restrictive Practices In Accreditation Of Medical Schools. He is also the author of four books (Divorce, Taxes, Bankruptcy and Estate Planning) in the Five Minute Lawyer books series published by Dell in May of 1995.

Terms of Office

Company directors are elected for one-year terms until the next annual general meeting of the shareholders or until removed from office in accordance with company by-laws.

THE BOARD RECOMMENDS
A VOTE IN FAVOR OF THE NAMED NOMINEES

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Section 16(A) Beneficial Ownership Reporting Compliance

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Name and Principal Position	Number of Later Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Russ Roth, CEO	0	0	0
Gary Baldwin, Former Secretary & Treasurer	0	0	0
Richard Irvine, Director	0	0	0
Michael A. Cane, Director	0	0	0

BENEFICIAL STOCK OWNERSHIP

The following table sets forth, as of September 12, 2003 Common Stock ownership of the Directors of the Company, the persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and the Company’s Directors and Officers as a group:

                        Name and Address                             Amount of                                       Percent
Title of class      of beneficial owner        beneficial ownership                        of class
------------------------- ---------------------------------- ------------------------ --------------------------
Common Stock  Russell R. Roth
                                  3120 South Rainbow Blvd.
                                  Suite 204
                                  Las Vegas, NV 89146              See table below

Common Stock    Rich Irvine
                                   1055 Silver Fox Circle
                                   Reno, NV 89439                                   See table below

Common Stock   Michael Cane
2300 W. Sahara Ave.
Suite 500
            Las Vegas, NV 89102        See table below

Common Stock            Gary G. Baldwin
                                    305 La Plata Place
                                    Boulder City, NV 89005           See table below

Common Stock            All Officers and Directors                      See table below
as a Group (3 persons)

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Stock ownership of officers, directors and shareholders holding more than 5% of the outstanding shares of common stock

				9/12/2003	Partially diluted	Fully diluted
	COMMON	OPTIONS	WARRANTS	TOTAL	%(1)	%(2)
RUSS ROTH	789,177	21,500	25,000	835,677	12.41%	8.95%
GARY BALDWIN (3)	481,933	4,400	0	486,333	7.22%	5.20%
RICH IRVINE	0	30,000	0	30,000	0.45%	.36%
MICHAEL CANE	3,500	30,000	0	33,500	0.50%	.32%

TOTAL	1,274,610	85,900	25,000	1,385,510	20.20%	14.80%

(1) Based on a denominator of 6,686,955 shares of common stock outstanding as of September 12, 2003, plus the particular beneficial owner’s issued options and warrants that were exercisable within 60 days.
(2) Based on a denominator of 9,332,821 shares of common stock outstanding as of December 31, 2001, plus all the issued options and warrants that were exercisable within 60 days.
(3) On January 28, 2003, Mr. Gary Baldwin resigned from the Board of Directors and is no longer an officer of the Company.

INFORMATION REGARDING THE BOARD

The Board and the Audit and Compensation Committees met 4 times during the fiscal year ended December 31, 2002 and all issues were raised signed several written consents to action without meeting. All directors attended all board meetings and all appropriate committee meetings.

On January 28, 2003, Mr. Gary Baldwin resigned from the Board of Directors. No one was appointed to replace him.

The directors are not currently paid for acting as members of the board, other than receiving stock options.

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The following table sets forth certain information as to our Chief Executive Officer and the highest paid officers and directors for our last three fiscal years. No other compensation was paid to any such officers or directors during this time period.

Annual Compensation Table

		Annual Compensation				Long Term Compensation

Name	Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Warrants & Options	LTIP payouts ($)	All Other Compensation
Russell R. Roth	Director, CEO, CFO and President	2000 2001 2002	0 96,000 96,000	47,500 0 0	$0 0 0	0 0 0	46,500 0 0	0 0 0	0 0 0
Gary G. Baldwin	Former Director, Secretary and Treasurer	2000 2001 2002	$48,000 84,000 71,750	$7,500 25,000 15,000	$0 0 0	0 0 0	4,400 0 0	0 0 0	0 0 0
Rich Irvine	Director	2000 2001 2002	$0 0 0	$0 0 0	$0 0 0	0 0 0	0 25,000 0	0 0 0	0 0 0
Michael Cane	Director	2000 2001 2002	$0 0 0	$0 0 0	$0 0 0	0 0 0	0 25,000 0	0 0 0	0 0 0
Kenneth L. Maul	Former Director	2000 2001 2002	$0 0 0	$0 0 0	$20,000 $83,000 0	0 0 0	12,250 0 0	0 0 0	0 0 0
Mark Valenti	Former Director	2000 2001 2002	$8,000 0 0	$0 0 0	$35,000 0 $22,500	0 0 0	4,400 0 0	0 0 0	0 0 0

Incentive Stock Options

In 2002, the Company issued option rights to its officers and directors under its 2000 Stock Option Plan, including options to purchase an aggregate of 10,000 shares of Common Stock at $3.00 per share. Russell Roth received options to purchase 21,500 shares of common stock. Gary Baldwin received options to purchase 4,400 shares of common stock. Michael Cane and Rich Irvine each received options to purchase 25,000 shares of common stock.

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In 2003 Michael Cane and Rich Irvine each received options to purchase 5,000 shares of common stock at an exercise price of $4.55 per share.

Insider Participation in Compensation Decisions

The Company has a three member Compensation Committee made up of Russell R. Roth, Michael Cane and Richard Irvine. Members of the Compensation Committee, with the exception of Mr. Roth, are not salaried employees of the Company. Mr. Russell Roth is the only member of the Board receiving any cash compensation from the Company. Mr. Cane and Mr. Irvine received options to purchase 10,000 shares of the Company’s Common Stock for their services during the year ended December 31, 2002.

Board of Directors Report on Executive Compensation

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal acceptable level necessary to retain and compensate the officer of the Company for his activities on the Company’s behalf.

SELECTION OF AUDITORS

The Board of Directors selected Piercy, Bowler, Taylor & Kern, Certified Public Accountants, as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2002. The shareholders are being asked to confirm this appointment.

AUDIT FEES

The Company has been billed $32,907.50 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year and the reviews of its quarterly financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

FORWARD –LOOKING STATEMENTS

This proxy statement may include statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk. External factors that could cause our actual results to differ materially from our expectations include:

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  The Company’s ability to develop its business plan to the extent anticipated;
  The public’s willingness to accept the Company’s games; and
  The Company’s ability to compete successfully within the gaming industry.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Las Vegas Gaming’s proxy statement and form of proxy for its next annual meeting of shareholders will be October 15, 2003. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The deadline for submittals of shareholder proposals for a meeting of shareholders other than at a regularly scheduled annual meeting is a reasonable time before the company begins to print and mail its proxy materials.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:
    (i)   The Company's Annual Report filed on Form 10-KSB with the Commission on April 11, 2003, for the fiscal year ended December 31, 2002;

    (ii)  The Company’s Quarterly Reports filed on Form 10-QSB on May 15, 2002, August 27,
                            2002 and November 19, 2002.

    (iii)       The Company’s Reports filed on Form 8-K on January 27, 2003.

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth above.

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.
WHERE YOU CAN FIND MORE INFORMATION

Las Vegas Gaming is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Las Vegas Gaming files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors

/s/ Russell R. Roth

Russell R. Roth
CEO and Chairman

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